UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 24, 2005

2-TRACK GLOBAL, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-89208	41-203667
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Argo House Kilburn Park Road London, UK	NW6 5LF
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-44-207-644-0472

Same
(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Director or Principal Officers.

Jimmy Millard, the Company’s Chief Financial Officer and a director, resigned these positions effective April 24, 2005. The Company plans to utilize temporary financial/accounting consultants to manage the Company’s financial affairs until a permanent replacement is hired.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2-TRACK GLOBAL, INC.

Dated : May 5, 2005                         By:___/s/ Woosun Jung_______
Woosun Jung, President

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